UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2016

Brainstorm Cell Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36641	20-7273918
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3 University Plaza Drive, Suite 320
Hackensack, NJ	07601
(Address of principal executive offices)	(Zip Code)

(201) 488-0460

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Brainstorm Cell Therapeutics Inc. (the “Company”) was held on June 21, 2016 at the offices of BRL Law Group LLC, 425 Boylston Street, 3rd Floor, Boston, MA 02116. At the Annual Meeting, the following matters were voted upon by the stockholders of the Company:

1.	The election of seven directors (listed below) until the next annual meeting of stockholders.
2.	The approval of an amendment to the Company’s 2014 Stock Incentive Plan to increase the shared pool of shares available for issuance under the Company’s equity plans by 1,600,000 additional shares (from 600,000 to 2,200,000 shares) of Company Common Stock.
3.	The approval of an amendment to the Company’s 2014 Global Share Option Plan to increase the shared pool of shares available for issuance under the Company’s equity plans by 1,600,000 additional shares (from 600,000 to 2,200,000 shares) of Company Common Stock.
4.	The ratification of the appointment of Brightman Almagor Zohar & Co., a member of Deloitte Touche Tohmatsu Limited, as the Company’s independent registered public accounting firm for the current fiscal year.

The number of shares of the Company’s Common Stock issued, outstanding and eligible to vote at the Annual Meeting as of the record date of April 22, 2016 was 18,654,040. Each of the matters voted upon at the Annual Meeting was approved by the requisite number of votes. The final results of the voting on each of the matters presented to stockholders at the Annual Meeting are as follows:

		VOTES FOR	VOTES WITHHELD	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
1.	Election of seven directors:

	Dr. Irit Arbel	3,588,791	445,506	N/A	N/A	7,095,520
	Mordechai Friedman	3,967,417	66,880	N/A	N/A	7,095,520
	Alon Pinkas	3,533,245	501,052	N/A	N/A	7,095,520
	Chen Schor	3,970,417	63,880	N/A	N/A	7,095,520
	Dr. Robert Shorr	3,548,143	486,154	N/A	N/A	7,095,520
	Malcolm Taub	3,630,750	403,547	N/A	N/A	7,095,520
	Uri Yablonka	3,960,719	73,578	N/A	N/A	7,095,520

2.	Approve an amendment to the Company’s 2014 Stock Incentive Plan to increase the shared pool of shares available for issuance under the Company’s equity plans by 1,600,000 additional shares (from 600,000 to 2,200,000 shares) of Company Common Stock:	3,659,016	N/A	303,205	72,076	7,095,520

3.	Approve an amendment to the Company’s 2014 Global Share Option Plan to increase the shared pool of shares available for issuance under the Company’s equity plans by 1,600,000 additional shares (from 600,000 to 2,200,000 shares) of Company Common Stock:	3,167,131	N/A	797,578	69,588	7,095,520

4.	Ratification of the appointment of Brightman Almagor Zohar & Co., a member of Deloitte Touche Tohmatsu Limited, as the Company’s independent registered public accounting firm for the current fiscal year:	10,718,892	N/A	100,576	310,349	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 22, 2016	Brainstorm Cell Therapeutics Inc.

	By:	/s/ Chaim Lebovits
Chaim Lebovits President and Chief Executive Officer